Exhibit 99.1
Cipher Welcomes Thomas Duda to the Company’s Board of Directors
NEW YORK – February 11, 2026 (GLOBE NEWSWIRE) – Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a leading developer and operator of industrial-scale data centers, today announces the appointment of Thomas Duda to its Board of Directors. Mr. Duda has more than twenty years of real estate-focused investment experience, further strengthening the Board as Cipher executes its pivot to becoming a world leader in data center development and operations.
Mr. Duda currently serves as Vice President of Real Estate at Henry Crown and Company, where he leads the firm’s real estate investment and asset management activities, and is a member of the Investment and Management Committee. Previously, he held senior roles at Hunt Companies, Inc., where he focused on commercial real estate and infrastructure investments, and at One William Street Capital Management as a Managing Director of Investments.
“Our board brings a diverse range of experience and expertise to support the Company’s ambitions, and Tom’s top tier commercial real estate expertise will be a significant benefit as we continue transforming Cipher into a leading infrastructure development company,” said Tyler Page, Chief Executive Officer. “Tom’s leadership and guidance on our board will be invaluable.”
About Cipher
Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction and as a hosting partner to the world's largest HPC companies. To learn more about Cipher, please visit https://www.ciphermining.com/.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as statements about the Company’s beliefs and expectations regarding its planned business model and strategy, management plans and objectives, and the

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Exhibit 99.1
benefits of, and anticipated contributions from, Thomas Duda in his new directorship, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 3, 2025 and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking

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Exhibit 99.1
statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
Website Disclosure
The company maintains a dedicated investor website at https://investors.ciphermining.com/ (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investor Resources section of Cipher’s Investors’ Website and submitting your email address.
Contacts:
Investor Contact:
Courtney Knight
Head of Investor Relations at Cipher Mining
Courtney.knight@ciphermining.com
Media Contact:
Ryan Dicovitsky / Katie Nerantzis
Dukas Linden Public Relations
CipherMining@DLPR.com

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